ESSENTIAL INNOVATIONS CORPORATION & ENERFLO GEOTHERMAL TECHNOLOGIES LTD.
                SOLE EXCLUSIVE RIGHTS AND DISTRIBUTION AGREEMENT
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This Agreement of (18) pages was signed: on 30th day of June, 2005.

BETWEEN:

ESSENTIAL INNOVATIONS CORPORATION: Incorporated under the Canada Business Corporations Act
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(Hereinafter referred to as "Essential Innovations" or "EIC")

AND:

ENERFLO GEOTHERMAL TECHNOLOGIES LTD: An Alberta Corporation
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(Hereinafter referred to as "EGT")

WHEREAS Essential Innovations Corporation has developed the EI Elemental line of innovative Geoexchange products. EIC is now focused on manufacturing and distribution strategies for it's proprietary EI Elemental Family of Products, which exclusively utilizes geoexchange technology, R410A refrigerant and specialized artificial intelligence controls. EIC is now actively seeking execution of product licensing and distribution agreements for its EI Elemental Heat Energy System throughout the World.

AND WHEREAS Essential Innovations is to be introduced to associates, affiliates, colleagues, branches, subsidiaries or other contacts of EGT in the Territory (as hereinafter defined) by EGT.

AND WHEREAS EGT wishes to enter into a sole exclusive distribution and agency agreement with Essential Innovations whereby EGT would take on sole responsibility for the distribution, marketing and sale of the Product (as hereinafter defined) throughout the Territory (as hereinafter defined). EGT through its associates, affiliates, colleagues, branches, or subsidiaries wishes to undertake responsibilities for the evaluating, distribution, marketing and sale of the Product(s) (as hereinafter defined) on a sole exclusive basis throughout the Territory (as hereinafter defined) on the terms and conditions contained herein;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the mutual covenants in this Agreement, the Parties agree as follows:

1.       DEFINITIONS

Definitions

As used in this Agreement, the following words and phrases shall have the following meanings:

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    ESSENTIAL INNOVATIONS CORPORATION & ENERFLO GEOTHERMAL TECHNOLOGIES LTD.
                SOLE EXCLUSIVE RIGHTS AND DISTRIBUTION AGREEMENT
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"Term" means the term of this Agreement as provided in subsection 3(1) including any renewal provided hereunder.

"Trade-Mark" means the trademark or trademarks of all products manufactured by Essential Innovations and its affiliates.

         1. "Territory" means the Provinces of "Alberta, Saskatchewan, Manitoba, and the Yukon Territory" ONLY

"Future Territory" means the Provinces of "Ontario, Quebec, Nova Scotia, New Brunswick, Prince Edward Island, Nunivat and the Northwest Territories" ONLY

"Product" means EI Elemental Geothermal Heat Pumps manufactured by Essential Innovations Corporation

"Parties," means Essential Innovations Corporation and Enerflo Geothermal Technologies Ltd..

"Unit or Units," means any one individual EI Elemental Geothermal Heat Pump (of any size)

2.       APPOINTMENT AND TERRITORY

         (a)      Appointment

         Essential Innovations hereby grants EGT sole exclusive rights to market, distribute and sell the Product(s) within the Territory and hereby appoints EGT as its sole distributor in the Territory for this purpose subject to the terms and conditions herein.

         (b)      Territory

         EGT shall be granted Sole Exclusive Rights to market, distribute and sell the Product(s) exclusively in the "Territory".

         (c)      Sub-Distribution

         EGT shall have the right to appoint sub-distributors, provided that, as a condition of such appointment such sub-distributor shall be entitled to distribute and promote the Product(s) only within the Territory and subject to and in accordance with the terms of this Agreement, including the requirement that the sub-distributor must undergo and take part in a training program to be provided in conjunction with Essential Innovations and EGT at the sole cost of EGT.

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    ESSENTIAL INNOVATIONS CORPORATION & ENERFLO GEOTHERMAL TECHNOLOGIES LTD.
                SOLE EXCLUSIVE RIGHTS AND DISTRIBUTION AGREEMENT
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         (d)      First Right of Refusal

         It is hereby agreed under the terms of this Agreement that at such future date when Exclusivity is to be granted for the "Future Territory" as defined herewith, then EGT shall have the "First Right of Refusal" to obtain such Exclusive Distribution should they wish to exercise such right subject to similar terms and conditions as set forth in this Agreement for the Exclusive Distribution Rights to the Territory.

         (e)      Restriction on Sales of the Product

         Subject to the terms of this Agreement, during the Term, Essential Innovations shall not, directly or indirectly, sell, assign or grant to any other person, entity, firm or organization, the right to, market, sell or distribute the Product within the Territory unless with written approval from EGT.

         (f)      Referrals

         Essential Innovations agrees to refer to EGT all inquiries, orders or requests for all Products originating from or intended for delivery within the Territory.

3.       TERMS AND RENEWAL

         (a)      Term

         This Agreement shall become effective upon its execution by both EIC and EGT hereto and shall remain in effect for a period of one (1) year from the date of such execution (the "Initial Term") subject to the terms and conditions herein.

         (b)      Renewal

         After the Initial Term period, this Agreement will be automatically extended to a further three (3) year consecutive period, under the same conditions and terms within this Agreement, providing that EGT has complied with all the terms of this Agreement up to and including the time of renewal (except for applicable annual increases in the purchase quotas and volume requirements).

4.       PRICE

         (a)      Sale Price

         (i) Essential Innovations shall, from time to time, provide EGT with price-lists with respect to the Product quoted FOB (Vancouver, Canada).

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    ESSENTIAL INNOVATIONS CORPORATION & ENERFLO GEOTHERMAL TECHNOLOGIES LTD.
                SOLE EXCLUSIVE RIGHTS AND DISTRIBUTION AGREEMENT
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         (ii) Essential Innovations shall send a written notice to EGT, one month in advance, of any changes in the price list.

         (iii) Once Essential Innovations has quoted EGT with a price for the Product, the price shall be valid until completion of the deal (order) and may not vary until such time that the order is completed, provided the order is completed within the quoted period and under the quoted terms. This does not, however, relate to a "new order" that may be placed during the same time period and may be subject to different pricing should the price list have been amended during the specific ordering period.

         (b)      Payment

         (i) Standard payment terms Net 45 days from shipment date in accordance with the terms and conditions of The Canadian Construction "Standard Construction Document CCDC 2 progress payment terms.

         (ii) For special circumstances, should EGT initiate in writing any direct sales between Essential Innovations and buyers in the Territory, Essential Innovations will invoice the buyer through EGT. In that case a wire transfer or money order shall be used to make payment directly to Essential Innovations.

         (c)      Price List

         EGT shall have the right to establish its own pricelist for the Product(s) within the Territory.

         (d)      Sales and Marketing

         The determination of sales and marketing strategies and selling prices for the Product(s) within the Territory shall be the sole responsibility of EGT.

         (e)      Registration of the Product

         Should the Product(s) need to be registered, the official fees for the registration (if any) of the Product within the Territory shall be borne by EIC should it be necessary.

5.       TERMS AND CONDITIONS

The Parties agree that during the term of this Agreement Essential Innovations shall:

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                  a) Provide EGT with all requested information presently available in order to assist EGT in the preparation of sales promotional material relating to the Product(s) and in order to facilitate advertising and sale of the Product(s);
                  b) Replace, at its own cost, any Product(s) delivered by Essential Innovations to EGT / EGT's buyer in a defective or un-merchantable state due to improper shipping;
                  c)  Properly maintain the registration of the Trade-Mark;
                  d) Essential Innovations shall not deal directly with any person, entity, firm or organization in the Territory and shall go through EGT unless with the knowledge and a written consent from EGT.
                  e) Bear all liabilities for matters arising out of the manufacture and quality of the Product(s) in accordance with the standard manufacturer warranty and/or the manufacturer extended warranty, if applicable;
                  f) Permit EGT to hold itself out as an authorized sole distributor of the Product(s) within the specified Territory;
                  g) Package and label the Product in accordance with applicable standards and in compliance with the law of the jurisdiction of the ultimate sale. Such standards shall be identified by EGT and communicated to Essential Innovations in Writing

6.       WARRANTIES AND REPRESENTATIONS

         (a) Representations and Warranties of EIC. EIC represents and warrants to EGT that the statements made in this Agreement are true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. EIC further agrees that at the Start Date to this Agreement, the representations and warranties of EIC set forth in this Agreement will be deemed to have been remade as of the Start Date and shall survive the End Date for the applicable period of limitations.

         EIC warrants and represents to EGT as follows:

                  (i) EIC is a corporation duly incorporated, validly existing and in good standing under the Federal laws of the Country of Canada, and has all requisite corporate power and authority to carry on its business in all material respects.

                  (ii) EIC has all requisite corporate power and authority to enter into and deliver this Agreement and any other agreement or document necessary to perform this Agreement and to perform its obligations hereunder. The execution of this Agreement and such other agreements and instruments by EIC, and the performance of their terms by EIC, have been duly and validly authorized by the Board of Directors of Essential Innovations Technology Corporation ("EITC"), parent Company to EIC, and no further corporate action or authorization on behalf of EIC is required.

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    ESSENTIAL INNOVATIONS CORPORATION & ENERFLO GEOTHERMAL TECHNOLOGIES LTD.
                SOLE EXCLUSIVE RIGHTS AND DISTRIBUTION AGREEMENT
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                  (iii) This Agreement is legal, valid and binding upon and enforceable against EIC in accordance with its terms (except as the enforceability thereof may be limited by any applicable bankruptcy, reorganization, insolvency or other laws affecting creditors' rights generally or by general principles of equity, regardless of whether such enforceability is considered in equity or at law).

                  (iv) EIC has developed the EI Elemental Geothermal Heat Pump Technology and owns, possesses and has title to such and all documentation, designs, flow sheets and related materials free and clear of all liens, charges and encumbrances;

                  (v) EIC has not granted or agreed to grant any license or right or entered into any other agreement whereby EIC is obliged to give any other person, firm or corporation any rights to utilize or sell the EI Elemental Geothermal Heat Pump Technology in the Territory; and

                  (vi) To EIC's knowledge: (1) EIC has complied in all material respects with all laws and regulations of Governmental Bodies applicable to the business and operations of EIC and has filed with the proper authorities all material statements and reports required by all applicable laws and regulations; and
                           (2) EIC has not received notice of any violation of any laws and regulations applicable to the business or operations of EIC.

         (b) Representations and Warranties of EGT. This Agreement requires information, representations and warranties to enable EIC to determine whether to accept EGT as the Sole Exclusive Distributor in the Territory. EGT therefore represents and warrants as follows: EGT's information, representations and warranties set forth herein are true and complete and may be relied upon by EIC.

         EGT warrants and represents to EIC as follows:

                  (i) If, before the Start Date, there is any material change with respect to EGT's affairs that would affect EGT's information, representations or warranties set forth herein, EGT will promptly notify EIC of that change.

                  (ii) EGT is a company duly incorporated under the laws of Alberta in good standing in accordance with the laws of such jurisdiction and shall remain so during the term of this Agreement.

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    ESSENTIAL INNOVATIONS CORPORATION & ENERFLO GEOTHERMAL TECHNOLOGIES LTD.
                SOLE EXCLUSIVE RIGHTS AND DISTRIBUTION AGREEMENT
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                  (iii) It shall use its best and reasonable efforts to utilize and exploit the EI Elemental Geothermal Heat Pump Technology in accordance with the terms and conditions of this Agreement.

                  (iv) It shall comply with all applicable laws, orders and regulations relating to the utilization of the EI Elemental Geothermal Heat Pump Technology and, where required by applicable laws, become registered or licensed in such jurisdiction(s) as may be necessary.

7.       EXCLUSIVE DISTRIBUTION

                  (a) Essential Innovations grants EGT sole exclusive distribution rights in the Territory for the Product(s) during the Term of this Agreement subject to EGT committing to the following minimum annual volume and purchase quotas defined as follows:

                  For the Territory of "Alberta, Saskatchewan, Ontario, Manitoba, and Yukon Territory" in the first year of the agreement.

                  = 150 units in Year One

                  (Special Note: For the 1st year of the Agreement, the start date for the fulfillment of the 1st years' minimum annual unit purchase commitment will begin 3 months from the date of the actual execution date of this Agreement, making it initially a 15 month term;

                  On the 1st day of the 4th month, being the first day of the 12-month initial term, EGT agrees it will then place a purchase order with EIC for a minimum of at least 5 units of any product size or model at that date and no less than 5 units in any subsequent month during the Term of the Agreement while working to achieve the 150 unit minimum annual quota.)

                  There will be a 25% purchase increase per annum for each year of Renewal assuming the Contract is extended for an additional 3-year term as defined below:

                  Year Two:         188 units in the Territory
                  Year Three:       235 units in the Territory
                  Year Four:        294 units in the Territory

                           (i) At such time that EIC decides to offer
                           Exclusivity in the "Future Territory" and then EGT may decide to exercise it's First Right of Refusal for Exclusivity in the "Future Territory" of "Quebec, Nova Scotia, New Brunswick, Prince Edward Island, and the Northwest Territories", the Year One annual volume and purchase quota is as follows:

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    ESSENTIAL INNOVATIONS CORPORATION & ENERFLO GEOTHERMAL TECHNOLOGIES LTD.
                SOLE EXCLUSIVE RIGHTS AND DISTRIBUTION AGREEMENT
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                           For the "Future Territory" of "Quebec, Nova Scotia, New Brunswick, Prince Edward Island, and the Northwest Territories": = Such annual quota will be determined at that time

                           As with the Territory the same annual % increase will apply for Renewal in the "Future Territory".

         (b) Essential Innovations will inform EGT of any direct or indirect contacts or any attempts of purchase from any buyers, entities, groups or organizations within the Territory or deliveries to be made in the Territory.

                           (i) Essential Innovations will not get involved with any buyers/entities in the Territory without the knowledge and written consent of EGT and in the case EIC is directly involved, EGT will be given such agreed commission/collectable profit afforded an Exclusive Distributor mentioned in this Agreement for each sale whether it is directly involved or not.

         (c) At such time and date that this Agreement may be renewed after 1 year, Essential Innovations will again notify EGT in writing as to what are to be the minimum purchase quotas, as defined in (b) above, for the three (3) year renewal term if EGT wishes to obtain the available extension.

                           (i)      In addition to the minimum quota
                                    requirements that must be agreed to and met for any further renewal to the contract to occur, in such case that EGT is unwilling or incapable of meeting the expected minimum quota requirements, then Essential Innovations shall have the right to terminate the contract extension prior to the renewal, or at any time during the renewal period where EGT may fail to meet the required quotas.

         (d)      Training

                  During the first 3 month period of the Agreement from the date of signing, a training program is to be implemented with EGT sending such number of team members as appropriate to the EIC manufacturing facility to become expertly trained in the installation and operation of the EI Elemental Family of Geothermal Heat Pump(s), in particular, with the operation of the units as it relates to the proprietary AICD (Artificial Intelligence Controls Diagnostics). EGT will pay to EIC $325.00 per man for the training program.

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    ESSENTIAL INNOVATIONS CORPORATION & ENERFLO GEOTHERMAL TECHNOLOGIES LTD.
                SOLE EXCLUSIVE RIGHTS AND DISTRIBUTION AGREEMENT
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         (e)      Support Materials and Additional Documentation

                  EIC will provide to EGT such equivalent number of Spec Sheets as is appropriate for such number of units to be supplied. Marketing materials will be provided to EGT at no cost up to a certain number (to be determined), with additional marketing materials to be provided at a nominal charge.

8.       TERMINATION

         Each of Essential Innovations and EGT have the right to terminate this Agreement (except for those provisions which by their nature survive termination), upon the occurrence of breach of any terms and conditions of this Agreement, such termination to be effective after two months of receiving a written termination letter explaining the faults or breach of any of the provisions which can be disputed until proven. Therefore, this Agreement may be terminated according to this provision by any of the Parties by two months after the receipt of a written notice given by one party to the other, only if any of the Parties are in breach of terms and conditions of this Agreement which can be disputed until proven.

         (a)      Target Default

                  Should EGT fail to achieve any of the targets set out as within the time limits therein specified, EIC shall be entitled to terminate this Agreement provided that:
                  (i) It shall have first given to EGT a Notice of Default containing particulars of the target which EGT has failed to meet; and
                  (ii) EGT does not, within thirty (30) days following the delivery of such Notice, provide EIC with verification that it has achieved such target.

         (b)      Other Default
                  The parties hereto agree that if either of them is in default with respect to any of the other provisions of this Agreement, the Non-Defaulting Party may give notice to the Defaulting Party specifically designating such default, and within sixty
                  (60) days after its receipt of such notice, the Defaulting Party shall either:
                           (i) Cure such default, or commence proceedings to cure such default and prosecute the same to completion without undue delay; or
                           (ii) Give the Non-Defaulting Party notice that it denies such default has occurred and is submitting the question to arbitration as herein provided.
If arbitration is sought, a party shall not be deemed in default until the matter shall have been determined finally by appropriate arbitration as defined herein.

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    ESSENTIAL INNOVATIONS CORPORATION & ENERFLO GEOTHERMAL TECHNOLOGIES LTD.
                SOLE EXCLUSIVE RIGHTS AND DISTRIBUTION AGREEMENT
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If:
                           (i)      The default is not so cured or a
                                    commencement made on proceedings to cure it, and
                           (ii) Arbitration is not so sought; or the Defaulting Party is found in arbitration proceedings to be in default, and fails to cure it or commence proceedings to cure it within sixty (60) days after the rendering of the arbitration award;
the Non-Defaulting Party shall be entitled to seek any remedy it may have on account of such default.

         (c)      Consequences of Termination

         Following termination, EGT shall no longer have the exclusive right to distribute EIC Products in the Territory and shall instruct all of its Dealers to place all future orders through EIC directly.

         (d)      Return of Materials

         Upon termination, EGT shall no longer represent itself as an authorized seller of EIC Products and shall immediately return to EIC all marketing and promotional materials previously used in advertising and promoting EIC Products. EGT shall not make or retain any copies of any confidential items, materials or information that may have been entrusted to it, and shall cease to use all trademarks, marks and trade names of EIC.

         (e)      Limitation on Liability

         In the event of termination by either party in accordance with any of the provisions of this Agreement, neither party shall be liable to the other because of the termination for compensation, reimbursement or damages on account of the loss of prospective profits or anticipated sales or on account of expenditures, investments, leases or commitments made in connection with the business or goodwill of EIC or EGT.

9.       INDEMNIFICATION

         (a)      Indemnification by EIC
                  EIC shall indemnify and hold EGT free and harmless from any and all claims, damages, charges, expenses, suits or actions arising out of the negligence or misrepresentation of EIC.

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                SOLE EXCLUSIVE RIGHTS AND DISTRIBUTION AGREEMENT
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         (b)      Indemnification by EGT

                  EGT shall indemnify and hold EIC, free and harmless from any and all claims, damages, charges, expenses, suits or actions arising out of defects in the EIC Products caused by EIC or failure of EIC to provide any EIC Products to a customer that has properly ordered through a Distributor or Dealer, or its negligence or misrepresentation

10.      TRADEMARK

         Essential Innovations hereby grants EGT the right to sell the Product(s) bearing the Essential Innovations Trademark and in connection with the use of such Trademark, the Parties agree as follows:

              a) EGT shall notify Essential Innovations promptly of any suspected infringement or passing off or any pending or threatened litigation or other proceedings concerning the Trademark which may come to its attention;
              b) Essential Innovations shall use its best efforts to prosecute, defend and conduct at its own expense all suits involving the Trademark including, without limitation, actions involving infringement or passing off and will undertake any actions or litigate any proceedings reasonably necessary for the protection of the Trademark and EGT shall provide every assistance to Essential Innovations in such defences at the cost of Essential Innovations.

11.      ASSIGNMENT

         Non-Assignability

         The Parties covenant and agree that none of the Parties shall, without the prior written consent of the other, transfer the whole or any part of this Agreement or any of its interest, rights or obligations hereunder.

12.      CONFIDENTIALITY

         (a)      Pricing Specificity

         Essential Innovations, shall not discuss the Purchase Multiplier of EGT with any other entity or person under any circumstances, unless with written approval from EGT. All details of the Purchase Multiplier of EGT are confidential and must remain between Essential Innovations and EGT only, unless with written approval from EGT. All Purchase Multiplier details between EGT and Essential Innovations are to be discussed either in person or by telephone only. This section/provision shall survive the termination of this Agreement.

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                SOLE EXCLUSIVE RIGHTS AND DISTRIBUTION AGREEMENT
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         (b)      General

         For purposes of this Agreement, the term Confidential Information includes any information in any form or medium, including without limitation written records, documents, computer-readable disks, tapes, printouts, sound recordings, photographs, reproductions, sketches, notes, or copies or excerpts of them, or other documents or materials, that EIC considers confidential, whether or not marked as confidential. Confidential Information includes inventions (as defined below), software, source code, object code, algorithms, procedures, databases, compilations, technical data, formulas, theories, methods, equipment, samples, designs, data, specifications, drawings, blueprints, prototypes, models, business plans, customer lists, contacts and information, sales and marketing reports, proposals, prices, costs, personnel and payroll records, mailing lists, accounting records, and other trade secrets and information concerning the businesses and other ventures which EIC now operates or may operate in the future. For purposes of this Agreement, "Inventions" shall include but not be limited to ideas, improvements, or other Confidential Information, whether or not patentable and whether or not reduced to practice, made or conceived by EIC (whether made during the period of his employment/engagement with EIC, which relate in any manner to the actual or demonstrably anticipated business, work or research and development of EIC or its subsidiaries, or result from or are suggested by any task assigned to EGT or any work performed by him for or on behalf of EIC or its subsidiaries or ventures. For purposes of this Agreement, the terms "contractor," and derivatives thereof include without limitation "consultant" and "independent contractor," and use of the terms "contractor" or derivatives shall not be deemed to create an employer-employee relationship between EIC and the undersigned. In regard to the above, EGT agrees as follows:

                  (i) During the engagement by EIC, EGT will not disclose or make use of any Confidential Information except as necessary for the performance of it's duties as an Exclusive Distributor of EIC or as authorized in writing by EIC;

                  (ii) After the engagement by EIC has terminated for any reason, EGT will not disclose or make use of any Confidential Information for any purpose, either on it's own behalf or on behalf of another person, entity, or business;

                  (iii) During the engagement with EIC, EGT will not provide to EIC or make use of any trade secrets or other confidential information belonging to another employer or other third party without the express approval of both EIC and such other employer or other third party.

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                SOLE EXCLUSIVE RIGHTS AND DISTRIBUTION AGREEMENT
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                  (iv) EGT represents that it is not subject to any confidentiality, non-competition, or other agreement with any other employer or other third party that would conflict with this Agreement or prevent him from performing all his assigned duties as a contractor of EIC.

                  (v) Upon demand by EIC or upon termination of EGT's engagement for any reason, EGT will immediately assemble all property and records of EIC in it's possession or under it's control, including all copies, excerpts, derivations and duplications thereof, and return them promptly and unconditionally to EIC; and

                  (vi) EGT agrees that during it's engagement, and for a period of one (1) year after the termination of it's engagement for any reason, EGT will not knowingly, either directly or indirectly, for itself or for any or entity, hire, solicit or induce (other than to the extent of normal advertising of positions open) any employee, independent contractor or consultant of EIC to leave their employment or engagement or to cease doing business with EIC.

13.      ARBITRATION

         If there is any disagreement between the parties hereto with respect to the terms of this Agreement or the interpretation thereof, the same will be referred to a single arbitrator pursuant to the Commercial Arbitration Act in the Country of Canada and in the Province of British Columbia and any amendments thereto, and the determination of such arbitrator will be final and binding upon the parties hereto.

14.      GENERAL CONTRACT PROVISIONS

         (a)      Entire Agreement

                  This Agreement constitutes the entire agreement between the Parties with respect to all matters herein contained, and its execution has not been induced by, nor do any of the Parties hereto rely upon or regard as material, any representations or writings whatsoever not incorporated herein and made a part hereof. This Agreement shall not be amended, altered or qualified except by an instrument in writing, signed by the Parties hereto and any amendments, alterations or qualifications hereof shall not be binding upon or affect the rights of any Party who has not given its consent in writing.

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         (b)      Heading

                  The division of this Agreement into articles and sections is for convenience of reference only and shall not affect the interpretation or construction of this Agreement.

         (c)      Severability

                  In the event that any of the covenants herein contained shall be held unenforceable or declared invalid for any reason whatsoever, such unenforceability or invalidity shall not affect the enforceability or validity of the remaining provisions of this Agreement and such unenforceable or invalid portion shall be severable from the remainder of this Agreement.

         (d)      Governing Law

                  This Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia and any court of competent jurisdiction in the Province of British Columbia shall have jurisdiction to adjudicate any matter arising out of this Agreement.

         (e)      Interpretation

                  (i) Each provision of this Agreement is declared to constitute a separate and distinct covenant and will be severable from all other such separate and distinct covenants.

                  (ii) If any covenant or provision is determined to be void or unenforceable, in whole or in part, it will not be deemed to affect or impair the enforceability or validity of any other covenant or provision of this Agreement or any part thereof.

                  (iii) The headings in this Agreement form no part of the agreement between the parties and will be deemed to have been inserted for convenience only and will not affect the construction hereof.

         (f)      Notices

                  All notices, requests, demands or communications made pursuant to the terms hereof or required or permitted to be given by one party to another shall be given by personal delivery or by registered mail, addressed to such other party or delivered to such party as follows:

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              o   To Essential Innovations at:

              ESSENTIAL INNOVATIONS CORPORATION
              Mr. Steve Wuschke, President/CTO
              #101 - 5219 192nd Street
              Cloverdale, British Columbia
              Canada, V3S 4P6

              o To EGT at:

              Enerflo Geothermal Technologies Ltd.
              #406 - 999 8th Street SW
              Calgary, AB.
              Canada T2R 1J5

                  or at such other address as may be given by any of them to the other from time to time and such notices, requests, demands or other communications shall be deemed to have been received when delivered, or, if mailed two (2) weeks following the date of mailing thereof provided that if any such notices, requests, demands or other communications shall have been mailed regular mail service. Shall such mail service be interrupted by strikes or other irregularities, such notices, requests, demands or other communications shall be deemed to have been received two (2) weeks after the day following the resumption of normal mail service. In any case of irregularities the party mailing such requests, demands or communications should inform the other party of such irregularities via telephone.

         (g)      Time

                  Time shall be of the essence.

         (h)      Further Assurance

                  The Parties agree to sign such other instruments, cause such meeting to be held, resolutions passed and by-laws enacted, exercise their votes and influence, do and perform and cause to be done and performed such further and other acts and things as may be necessary or desirable in order to give full effects to this Agreement.

         (i)      Successor and Assigns

                  This Agreement shall endure to the benefit of and be binding upon the Parties hereto and their respective successors and assigns.

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         (j)      Non-Waiver

                  There shall be no waiver by either Party of any breach by the other Party of any of its covenants, obligations or agreement, nor shall any forbearance to seek a remedy for any breach, be considered a waiver of any rights and remedies with respect to such or any subsequent breach.

         (k)      Changes

                  (i) This Agreement shall remain binding and valid in the event that either Party decides to relocate its head office to any other country.

                  (ii) This Agreement supersedes all verbal and written agreements prior to this date. This Agreement also supersedes all other verbal and written agreements that contradict with this Agreement.

         (l)      Contact Information

                  EGT and Essential Innovations contact information are as follow:

              o Essential Innovations Corporation Contact Information:

              Address: #101 - 5219 192nd Street
              Cloverdale, British Columbia
              Canada, V3S 4P6
              Contact Name & Title: Mr. Steve Wuschke, CTO
              Telephone: (604) 574 9595
              Facsimile: (604) 574 9597
              E-mail:  swuschke@eitechcorp.com

              o EGT Contact Information:

              Address: #406 - 999 8th Street
              Calgary, AB.
              Canada T2R 1J5
              Contact Name:  Vern Lessoway
              Telephone: 403 244 3711
              Facsimile: 403 244 2623
              E-mail:   vernl@enerflo.com

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                                                  Handwritten initials SW and VL

    ESSENTIAL INNOVATIONS CORPORATION & ENERFLO GEOTHERMAL TECHNOLOGIES LTD.
                SOLE EXCLUSIVE RIGHTS AND DISTRIBUTION AGREEMENT
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         (m)      Counterparts

                  This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

IN WITNESS WHEREOF the Parties have executed this Agreement as of the day and year first above written.

ESSENTIAL INNOVATIONS CORPORATION:

ESSENTIAL INNOVATIONS CORPORATION Authorized Signatory:

/s/ Steve Wuschke

Name in Print of ESSENTIAL INNOVATIONS CORPORATION Authorized Signatory:
Steve Wuschke President/CTO

The above signature for ESSENTIAL INNOVATIONS CORPORATION was signed in the presence of witness:

Signature: /s/ Dave Speers
Name of Witness: Dave Speers

ENERFLO GEOTHERMAL TECHNOLOGIES LTD.:

ENERFLO GEOTHERMAL TECHNOLOGIES LTD. Authorized Signatory:

/s/ Vern Lessoway June 28/05

Name in Print of ENERFLO GEOTHERMAL TECHNOLOGIES LTD. Authorized Signatory:
Vern Lessoway President

The above signature for ENERFLO GEOTHERMAL TECHNOLOGIES LTD. was signed in the presence of witness:

Signature: /s/ Chris Mitchell
Name of Witness: Chris Mitchell

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                                                  Handwritten initials SW and VL

    ESSENTIAL INNOVATIONS CORPORATION & ENERFLO GEOTHERMAL TECHNOLOGIES LTD.
                SOLE EXCLUSIVE RIGHTS AND DISTRIBUTION AGREEMENT
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                                  Schedule "A"

                         Required "Territory" Exemptions


         It is agreed, understood and noted between the Parties that prior to the execution of this "Agreement", EIC already had certain "project opportunities" with specific groups or individuals within the "Territory" as defined herein, that would precede the start date of the Agreement, and therefore such "project opportunities" must be exempt from the terms of the Sole Exclusive Distribution Agreement heretofore. Such projects are as follows:

         (1) Direct relationship with a project developer, New Future Building Group working on the Regina Renaissance Retirement Residence in Regina, Saskatchewan where EIC has already provided equipment and engineering quotation(s).

         (2) Direct relationship with Sprung Structures based in Calgary, Alberta, whereby EIC intends to be involved in the direct supply of product for their domestic (which may fall within the Territory), and international project developments.

         (3) EIC has a Finder's Agreement with Brant and Associates/CENSAR ("Finder") in Winnipeg, Manitoba, providing fees to such Finder for sourcing to EIC projects in that Province. In this case, EIC will make an introduction for EGT to Finder, so that collective work can be done there as Finder has some unique political connections in Manitoba.


                                 END OF CONTRACT




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                                                  Handwritten initials SW and VL